November 2023 Investor Presentation Exhibit 99.3

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations, including our expectations (i) for our future financial and operational results (including expectations for future growth); (ii) regarding capital expenditures and the results of investments in research and design; (iii) regarding electricity consumption from renewable sources; (iv) regarding growth in the markets we serve including industrial, communications, electronics, and instrumentation; (v) regarding artificial intelligence and the growth in the datacom transceiver global market and opportunity by laser type; (vi) regarding silicon carbide including, without limitation, our ability to demonstrate the world’s first 300mm silicon carbide wafer, our ability to continue accelerating time-to-market, our capacity to expand; the silicon carbide investment transaction (the “SIC Investment Transaction”) and the benefits thereof; (vii) regarding the acquisition of Coherent, Inc. including, without limitation, market trends for display manufacturing, our ability to leverage our industrial service model in other markets and value creation potential from cost synergies; (viii) regarding our capitalization for future growth; and (ix) regarding floating rate debt exposure reduction, each of which, is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in (x) the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 related to the SIC Investment Transaction and (y) in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise and/or (xviii) the risk that the investments by DENSO and Mitsubishi in our Silicon Carbide business are not completed. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of November 6, 2023. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.”

Patents (1) COHERENT at a Glance From a Foundation of Materials and Imagination, We Enable Exciting Megatrends 1971 Year Founded COHR NYSE 126 Locations 3,000+ 26,000+ Employees (1) FY23 Revenue $5.2 B 24 Countries VERTICAL INTEGRATION Materials, Components, Subsystems, Systems and Service 2,400+ Research & Development (1) Available Market (1) $64 B As of June 20, 2023

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Experienced management team with a successful track record Strong execution and resilient growth

Half a billion dollars in annual R&D Investment Combined R&D and capex spend expected to be highest in industry and to accelerate breakthroughs, time-to-market and time-to-scale advantages Increased scale improves competitiveness and drives more strategic dialogue with customers Will enable better alignment of organic and inorganic investments to market demand Drives profitability and targeted returns “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Dr. Carl J. Johnson Co-founder and first CEO of the Company

Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. Includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. Not calculated in accordance with Article 11 of SEC regulation S-X. Insightful Targeting and Integration of Strategic Acquisitions Revenue(1) ($B) CAGR 25% 10 Years of Continuous Revenue Growth 2022 - Laser sources & systems 2019 - Indium phosphide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2013 - Gallium arsenide technology platform 2010 - Optical networks & China market 5 Transformative Acquisitions

Environmental, social, and governance (ESG) IS A PRIORITY PRODUCTS AND TECHNOLOGY Investing to help the world reduce energy use and transition to cleaner energy solutions, including: Silicon Carbide for power electronics Battery manufacturing for e-mobility and energy storage at scale Advanced materials for battery production and recycling MANAGED TO ESG STANDARDS Committed to comply with the Responsible Business Alliance Code of Conduct Over two dozen ESG related policies updated and standardized globally BOARD OVERSIGHT 13 of 14 (93%) of Board members are independent All of our Board committees are independent 10 of 14 (71%) of Board members joined within past 5 years 4 of 14 (29%) are female 8 of 14 (57%) of Board members are female and/or ethnically diverse CARBON FOOTPRINT REDUCTION >50% of all energy requirements worldwide are procured from renewable sources 100% renewable electricity for all sites in Europe Numerous energy efficiency projects completed, saving over 26 million kWh of energy per year SUSTAINABLE. ENGAGED EMPLOYEES Expanded our diversity, equity, and inclusion efforts Streamlined talent management processes to improve the experience for both managers and employees Multiple philanthropic projects in communities where Coherent operates around the globe PRINCIPLED. INNOVATIVE. INCLUSIVE.

$5.2 Billion of Revenue in FY23 Well diversified across technology, Products, and Geographic Markets Revenue by region is based on customer headquarter addresses. Amounts may not recalculate due to rounding. Industrial Communications Electronics Instrumentation North America Europe China Other Materials Lasers Networking Korea & Japan

Three REPORTING Segments MATERIALS NETWORKING LASERS

# FOUR ATTRACTIVE GROWTH MARKETS AGGREGATE $64B TAM 14% FIVE-YEAR CAGR (2023-28)



## INDUSTRIAL

**TAM: $22B**
**CAGR: 9%**

Sources: Optech Consulting, TechInsight, Strategies Unlimited, SEMI, Internal Estimates, DSCC



## COMMUNICATIONS

**TAM: $23B**
**CAGR: 14%**

Sources: LightCounting, Omdia, Cignal AI, Yole, Dell'Oro Internal Estimates



## ELECTRONICS

**TAM: $14B**
**CAGR: 20%**

Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, IdTechEx, Internal Estimates



## INSTRUMENTATION

**TAM: $5B**
**CAGR: 8%**

Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2023

COHERENT

Copyright 2023, Coherent. All rights reserved.

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Industrial Precision manufacturing Giga factories for EV battery processing Advanced medical devices Additive manufacturing Semiconductor & display capital equipment Increasing laser content from ingot to packaged ICs OLED for mobile and micro-LED for high-end TV and large displays Aerospace and Defense PRODUCTS Fiber lasers for laser welding of batteries UV lasers for OLED manufacturing Laser systems, subsystems, and processing heads Laser components, optics, crystals Ceramics, metal matrix composites, and diamond VALUE PROPOSITION 50 years of experience in laser technology Long term technology partner across all laser architectures Broadest spectrum of laser and systems technologies One stop shop for processing equipment Productivity enhancement through innovation and knowhow MARKET VERTICALS AND MEGATRENDS

Communications Datacom Increasing spend on cloud infrastructure Artificial Intelligence/Machine Learning Telecom Open disaggregated systems Pluggable coherent transceivers 100 to 800 Gbps datacom transceivers Pluggable coherent transceivers Wavelength selective switches (WSS) Pluggable optical line subsystems (POLS) Terrestrial and submarine pump lasers InP edge emitting lasers and GaAs VCSELs Largest supplier of optical communications components Vertically integrated from material through subsystems, including coherent DSPs Industry pioneer in broad range of technology platforms Industry leading investments in R&D Global and flexible manufacturing footprint PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

Electronics Consumer electronics Advanced sensing AR/VR Wearables as health monitors Automotive Increasing SiC electronics content in EVs Automotive sensing: in-cabin and LiDAR GaAs and InP optoelectronics VCSELs and edge emitting lasers Laser illumination modules Wafer level optics and subassemblies Waveguide materials, diffractive optics Silicon carbide substrates and epiwafers SiC MOSFET devices and modules Broadest portfolio of optoelectronics, optics, and electronics High-volume consumer electronics experience Differentiated, proprietary compound semiconductor platforms 150 mm gallium arsenide platform 200 mm silicon carbide platform Leading indium phosphide platform Decades of investment in high quality silicon carbide substrates Cross-functional engineering and integration expertise PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

instrumentation Materials, optics, lasers, and thermoelectrics Components to subassemblies and subsystems Optical, mechanical, electrical and software integration ISO 9001 & 13485 Life sciences (biotechnology, medical, and environmental) and scientific segment solutions Custom solutions from proof-of-concept to manufacturing at scale Rapid time to market of complete turnkey subassemblies and systems Broadest product portfolio to support a wide range of applications Extensive technology innovation for next-generation capabilities Global manufacturing footprint and flexible supply chain partners Life Sciences Smart healthcare evolution, largely based on technology Point-of-care diagnostics Personalized medicine Scientific Instrumentation Environmental sustainability Advanced instrumentation PRODUCTS VALUE PROPOSITION MARKET VERTICALS AND MEGATRENDS

Artificial Intelligence Driving growth in the cloud and beyond

DATACOM Transceiver Global Market $M Source: LightCounting, Internal Estimates 200G and higher data-rate transceivers >65% of our revenue $1.3 billion in sales in datacom in FY23 800G and higher data-rate transceivers > 50% of the total available market by 2027

Datacom transceiver opportunity by laser type CY23 Total $5.1 B CY28 Total $11.4 B Datacom Transceivers for AI growing at a 44% CAGR (‘23 – 28) Source: LightCounting, Internal Estimates

Silicon Carbide Electrification of transportation Sustainability of the planet

Power Electronics for Green and clean Energy ELECTRIC VEHICLES SOLAR & WIND ENERGY SMART GRID POWER SWITCHING

SiC Modules SiC Devices SiC Chips SiC Epiwafers SiC Substrates Accelerating Time-to-Market II-VI and GE Technology II-VI and GE Technology II-VI and GE Technology II-VI (3DSiC®) II-VI JUNE 2020 - Licensed technology from GE to manufacture silicon carbide devices and modules for power electronics.  APRIL 2021 - Expanded SiC wafer finishing manufacturing footprint in China. FEBRUARY 2022 - Qualified 1200 V SiC MOSFET and expanded relationship with GE. Vertical Integration

Business Overview Leading global supplier of silicon carbide (SiC) substrates for power device and radio frequency end market applications Large addressable market estimated to grow from $3 billion in 2022 to $21 billion in 2030 (28% CAGR) Two decades of innovation in SiC materials Proprietary, in-house designed and built growth furnaces, control hardware and software Industry’s first 200 mm substrate, with volume manufacturing scheduled for 2024 Vertical integration strategy from substrates to modules Key technologies and development of SiC MOSFETs Global footprint with capacity to expand 8 sites across 3 continents to support global customers State-of-the-art 300,000 sq ft growth facility in Easton, PA with capacity to reach 1 million+ (150 mm equiv.) annual wafers Silicon Carbide Business Overview FY24 Key Stats Global Footprint Substrate Epitaxial Wafer Ion Implantation ~$300M Revenue >50% Growth Profitable 625 Employees

Silicon Carbide Investment Transaction To Separate Silicon Carbide Business With Market-leading Partners 75% 12.5% 12.5% Pro Forma Ownership Leader in materials, networking and laser technologies Pioneer in silicon carbide power devices; leading capabilities in high-voltage industrial and transportation Global Tier-1 automotive supplier; leading capabilities in electrification and power semiconductors Silicon Carbide Business

SILICON CARBIDE Investment Transaction details Transaction Structure Coherent to separate and contribute SiC business (the “Business”) to newly-formed subsidiary Denso and Mitsubishi Electric to each invest $500 million into new subsidiary in exchange for combined 25% non-controlling interest in the Business (no proceeds to Coherent) Coherent to retain 75% controlling interest in the Business at closing Total Investment $1.0 billion Investment to fund future capital expansion and operations of the Silicon Carbide business Valuation $3.0 billion pre-money valuation for the Silicon Carbide Business; represents ~10x FY24E revenues Governance and Business Leadership Coherent entitled to appoint 100% of Board of the Business The Business will continue to operate under the Coherent brand with current leadership team Long-term Supply Agreements Concurrently with closing, the Business to enter into long-term supply agreements with Denso and Mitsubishi Electric that support the expansion of its 150 mm and 200 mm substrate and epitaxial wafer shipments Expected Closing Timeline Expected to close by March 31, 2024, subject to regulatory approvals and satisfaction of other closing conditions

Strategic Benefits of the Silicon Carbide Investment Transaction Silicon Carbide Business $1.0 billion capital to fund and accelerate growth plans Long-term supply agreements with market-leading partners to support expansion of wafer shipments Deepen strategic partnership with Denso and Mitsubishi Electric with leadership in end markets Coherent Values Coherent interest in Silicon Carbide business at $3.0 billion Recognizes value of unique material technologies and investments to date Represents ~10x FY2024E revenue New investment to fund capital and operations of Silicon Carbide business Provides greater financial and operating flexibility for Coherent by freeing up capital Coherent had planned for Silicon Carbide business Retains 75% ownership in the Business with continued operating and governance controls Expanded growth prospects of pro forma entity

Financial Highlights

FY24 Q1 Highlights REVENUE $1.053 billion, slightly above the midpoint of our $1.0 – 1.1 billion guidance. Non-GAAP EPS $0.16, above the midpoint of our $0.05 - $0.20 guidance. Excluding an extraordinary $0.03 benefit from a lower than expected tax rate and an adverse $0.01 impact from foreign exchange, Non-GAAP EPS would still have been $0.14. OPERATING CASH FLOW $199 million, compared to $80 million in the year-ago quarter and $182 million in the preceding quarter. DEBT REDUCTION We paid down $19 million of our outstanding debt. VISIBILITY Macroeconomic uncertainty continues to impact our near-term growth and visibility; however, we expect sequential improvement in revenue growth throughout the remainder of fiscal 2024. AI/ML In the wake of the initial surge we saw at the end of our fourth quarter of fiscal 2023, we have seen strong follow-on orders for our AI/ML-related Datacom transceivers which has driven a significant increase in our backlog for 800G Datacom transceivers. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.”

Financial Highlights As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.”

Operating Metrics

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” Lower Q1 FY24 primarily driven by lower revenue and short term capacity underutilization Transitory interruption of longer-term expansion trend Revenue and Non-GAAP Margin(1) Trends

Margin Structure Current downtrend Ongoing weak end market demand due to macroeconomic conditions has played a significant role in our current margin downtrend. Non-GAAP Gross and Operating Margin Targets Second Quarter Fiscal 2024: 35 – 37% and 13 – 15% Full Year Fiscal 2024: 36 – 38% and 14 – 16% By the end of the first-half of fiscal 2026: 40% and 20% Longer-Term: Low-40s and low-20s As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.”

Revenue by SEGMENT FY24 Q1 Materials Networking Lasers Amounts may not recalculate due to rounding.

Backlog by SEGMENT FY24 Q1 Materials Networking Lasers Amounts may not recalculate due to rounding.

Revenue by MARKET Industrial Communications Electronics Instrumentation FY24 Q1 Amounts may not recalculate due to rounding.

Revenue by Region North America Europe Japan & Korea China Other FY24 Q1 Amounts may not recalculate due to rounding.

FY24 Q2 Outlook Revenue $1.075 – 1.175 billion Non-GAAP Gross Margin 35 – 37% Non-GAAP Operating Expenses $238 – 252 million Non-GAAP Operating Margin 13 – 15% Non-GAAP Adjusted EBITDA 19 – 21% Interest Expense $73 – 77 million Non-GAAP Tax Rate 20 – 23% Series B Preferred P.I.K. Dividend Approximately $30 million Non-GAAP Earnings Per Share $0.14 – 0.32(1) Share Count 153 million for the entire guidance range Capital Expenditures $95 – 125 million Pretax amounts of Non-GAAP adjustments Stock compensation $35 – 43 million Amortization Approximately $72 million Restructuring, synergies, and consolidation expenses $45 – 55 million (1) The Company does not provide reconciliations of forward-looking Non-GAAP EPS. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure.

FY24 Full Year Outlook Revenue $4.5 – 4.7 billion Non-GAAP Gross Margin 36 – 38% Non-GAAP Operating Expenses $995 million – 1.025 billion Non-GAAP Operating Margin 14 – 16% Non-GAAP Adjusted EBITDA 20 – 22% Interest Expense $284 – 294 million Non-GAAP Tax Rate 18 – 20% Series B Preferred P.I.K. Dividend Approximately $123 million Non-GAAP Earnings Per Share $1.00 - 1.50 (1) Share Count 153 million for the entire guidance range Capital Expenditures $350 – 400 million Pretax amounts of Non-GAAP adjustments Stock compensation $140 – 158 million Amortization Approximately $290 million Restructuring, synergies, and consolidation expenses $165 – 185 million (1) The Company does not provide reconciliations of forward-looking Non-GAAP EPS. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure.

Gaap to Non-Gaap Reconciliation

Gross Profit Reconciliation

Operating Expense Reconciliation

Income from Operations Reconciliation

Net Earnings Reconciliation

NET Earnings per Common Share

EBIDTA AND ADJUSTED EBITDA RECONCILIATION

Reconciliation of GAAP Measures to Non-GAAP Measures

Financial Appendix

Well Capitalized for Future Growth (1) External Financing Sources Debt $3.4B secured term loans $990M high yield bonds $346M revolver availability Convertible Preferred Equity $2.15B series B investment from Bain Capital Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Leverage Total Debt $4.38 billion2.9x(1) Cash $0.94 billion Net Debt $3.44 billion2.3x(1) PF Combined TTM Adj EBITDA(1) $1,494 million (incl. $143M synergies +$263M additional cost savings) Reflects, as of 9/30/2023, using pro forma TTM combined adj EBITDA at 9/30/23, including $406 million of future expected cost savings within 36 months. Not calculated in accordance with Article 11 of SEC regulation S-X. Balances assuming all securities are dilutive as of 9/30/23. Not calculated in accordance with Article 11 of SEC regulation S-X. Fully-Diluted Shares Outstanding (2) COHR basic shares 152M Series B preferred 27M Pro forma FDSO 179M

Debt exposed to Floating Rates Decreases during FY24 Debt exposed to floating rates makes up 43% of capital structure by June 30, 2024 58% 47% 43% 1.92% Interest Rate Cap 1.42% Interest Rate Swap 5.0% High Yield Bonds

Significant Cost Reductions from Restructuring Announced on May 10, 2023 Current Outlook Previous Outlook Cumulative savings for the period of FY23 to FY25 $200 – 300M $200 – 300M Annual savings by FY25 $110 – 140M $100 – 125M Cost to achieve savings $175 – 200M $150 – 200M

End Markets and Market Verticals END MARKETS MARKET VERTICALS INDUSTRIAL Precision Manufacturing Semiconductor Capital Equipment Display Capital Equipment Aerospace & Defense COMMUNICATIONS Datacom Telecom ELECTRONICS Consumer Electronics Automotive INSTRUMENTATION Life Sciences Scientific Instrumentation

Segment Revenue by End Markets for FULL YEAR FY23 End Market Distribution of Full Year FY23 Reported Segments FY22 Revenue(1) FY23 Revenue FY23/ FY22 Revenue Growth FY23 Op Margin – GAAP / Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment $1,119M $1,350M 21% 12% / 26% 45% 5% 46% 4% Networking Segment $2,198M $2,341M 7% 10% / 17% 3% 95% 0% 2% Lasers Segment $1,521M(2) $1,469M (3)% (29%) / 15% 74% 0% 0% 26% Proforma Combined $4,838M(1) $5,160M 7% (1%) / 19% 34% 44% 13% 9% Proforma non-GAAP revenue combines II-VI FY22 and Coherent 12 months ending 6/30/22. Not calculated in accordance with Article 11 of SEC regulation S-X. Coherent revenue 12 months ending 6/30/22.

Segment Revenue by End Markets for Q1FY24 QTD End Market Distribution of Q1FY24 QTD Revenue Reported Segments Q1FY23 Revenue(1) Q1FY24 Revenue Q1FY24/ Q1FY23 Revenue Growth Q1FY24 Op Margin – GAAP / Non-GAAP Industrial Communications Electronics Instrumentation Materials Segment $356M $245M (31)% 3% / 17% 54% 5% 36% 4% Networking Segment $597M $473M (21)% 3% / 11% 3% 94% 0% 2% Lasers Segment $392M $336M (14)% (13)% / 12% 76% 0% 0% 24% Consolidated $1,345M $1,053M (22%) (2%) / 13% 38% 44% 9% 9% Amounts may not recalculate due to rounding.